Listing Report:Supplement No. 10 dated Nov 14, 2011 to Prospectus dated Nov 08, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Nov 08, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Nov 08, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 527421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$140.53

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2003	Debt/Income ratio:	33%
Credit score:	620-639 (Oct-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 12	Length of status:	3y 6m
Amount delinquent:	$1,523	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,829	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	No
Screen name:	PatrickJ141	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	70 ( 99% )	620-639 (Latest)
Principal borrowed:	$6,200.00	< 31 days late:	1 ( 1% )	600-619 (Sep-2008) 600-619 (Aug-2008) 640-659 (May-2007) 640-659 (Apr-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	71
Description
Consolidate revolving accounts
I seek $3500 to restructure revolving debt that is weighing on my credit score. The balances are ghosts of my college days, when my income was considerably less. This this will allow for credit improvement while remaining liquid. Within the next year I would like to buy a house, and this will help me achieve that goal.

Monthly net income: $2275
Monthly expenses: $1264
Housing: $ 300
Car expenses: $ 349
Utilities: $ 20
Phone, cable, internet: $ 73
Food, entertainment: $ 75
Clothing, household expenses: $ 50
Credit cards/Student Loans: $ 397

The delinquent account has been a long game of whack-a-mole. It has been successfully proven invalid and removed, but winds up getting re-sold to other collectors who list it again. The dubious cost/benefit/efficacy of the legal route has held me back from that approach. At present it appears I may just have to let it exhaust the statute of limitations, of which it is half-way.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 533587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$361.37

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1988	Debt/Income ratio:	54%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	25y 9m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,226	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	jetsons6866	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2010) 720-739 (Oct-2009)
Principal balance:	$646.78	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to...Payoff the following Credit Cards

American Airlines Card= $700/50mo
Capital One Cards (2)= $2397/90mo
Chase= $1043/50mo
Discover Card= $ 953/50mo
Hsbc Bank= $1585.00/70mo
Dell Financial= $3159.00/96mo
Potterybarn= $300/35mo
Monthly payments total=$ 441.00

My financial situation:
I am a good candidate for this loan because...
My wife & I have stable employment for many years. We would like to consolidate our credit card debt and get it all paid within 3 years time. All but 2 credit cards currently hold a 29% interest rate.

Monthly net income: $ 7200
Monthly expenses: $ 150
Housing: $ 2500
Insurance: $ 290
Car expenses: $ 770
Utilities: $ 250
Phone, cable, internet:$ 40
Food $600
Credit cards and other loans: $ listed above
Other expenses: $ 500 ( child care expenses)
Prepaid College & Current College expenses $900.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 534881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.64%	Borrower rate/APR:	17.64% / 20.56%	Monthly payment:	$539.58

Lender servicing fee:	1.00%	Effective Yield*:	16.35%
		Estimated return*:	10.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1998	Debt/Income ratio:	16%
Credit score:	720-739 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	1y 0m
Amount delinquent:	$4,966	Total credit lines:	22	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$532	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	orange-ore-blaster	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt payoff
Purpose of loan:
This loan will be used to... pay off back taxes and credit cards

My financial situation:
I am a good candidate for this loan because... I have good income and understand the importance of good credit and debt management. I didn't learn about credit until I became a finance manager at a car dealership. By that time my debts were high and I struggled to pay them. My income is twice what I used to make and now I'm in a position to use this loan to consolidate my debts into one loan and be a better manager of my money.

Monthly net income: $4000/monthly
Monthly expenses: $2465
Housing: $900
Insurance: $120
Car expenses: $370
Utilities: $50
Phone, cable, internet: $125
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $100
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$302.90

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2007	Debt/Income ratio:	28%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,765	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	punctual-market5	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to... pay bills off

My financial situation: normal
I am a good candidate for this loan because...
ill play it off on time and wish to get in as soon as possblie

Monthly net income: $3000
Monthly expenses: $200
Housing: $600
Insurance: $500
Car expenses: $515
Utilities: $200
Phone, cable, internet: $50
Food, entertainment: $100
Clothing, household expenses: $300
Credit cards and other loans: $2500
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	9.74%	Borrower rate/APR:	10.74% / 13.54%	Monthly payment:	$489.24

Lender servicing fee:	1.00%	Effective Yield*:	9.71%
		Estimated return*:	7.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-2002	Debt/Income ratio:	20%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,199	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	louise11	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	740-759 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2007)
Principal balance:	$0.26	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Getting Married
I am requesting this loan to help pay for a wedding that my fiance and I are largely paying for. Because we will not have the funds available in the time-frame that is necessary to plan our wedding, it is necessary to borrow. My fiance is a United States Marine, and I would like for our wedding day to reflect not only our love for each other, but my admiration for what he does.

My credit reflects that I am a trustworthy and hardworking professional, and that I take my responsibilities seriously. For these reasons, I am a good candidate for this loan.

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$129.82

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1997	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	4 / 5	Length of status:	0y 3m
Amount delinquent:	$30	Total credit lines:	17	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$745
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	undaunted-pound497	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
sports
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	9.74%	Borrower rate/APR:	10.74% / 13.54%	Monthly payment:	$815.39

Lender servicing fee:	1.00%	Effective Yield*:	9.71%
		Estimated return*:	7.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1998	Debt/Income ratio:	20%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$245	Stated income:	$100,000+
Delinquencies in last 7y:	5	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	Cluvnupe06	Borrower's state:	Georgia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	18 ( 95% )	700-719 (Latest)
Principal borrowed:	$26,480.00	< 31 days late:	1 ( 5% )	700-719 (Apr-2011) 720-739 (Nov-2010) 720-739 (Aug-2009) 720-739 (Oct-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Capital loan for holiday season.
Capital loan for business.

My financial situation:
I am a good candidate for this loan because...

We are 3 time prosper loan borrowers with perfect payment history. We value this source of capital and will slways pay on time. We have 3 franchise businesses and are looking to prep for the holiday season with inventory and employee training.

Stores combined gross 30-40k/ mo. Net around 6k/mo
We could go with other capital sources but want to share this opportunity with the prosper family.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1994	Debt/Income ratio:	11%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,898	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	Mattastic	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1998	Debt/Income ratio:	31%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$525	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	cannon156	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Foreclosed condo lone
Purpose of loan: to purchace a foreclosed condominium
This loan will be used to...purchase a foreclosed condominium

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1500
Monthly expenses: $
Housing: $450
Insurance: $ 89.17
Car expenses: $100
Utilities:
Phone, cable, internet: $25.00
Food, entertainment: $
Clothing, household expenses: $ 100
Credit cards and other loans: $100
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538729
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1998	Debt/Income ratio:	49%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	7y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,085	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	coin-arboretum	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
With little help from some friends
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,100.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,170	Estimated loss*:	10.70%
Term:	12 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 34.11%	Monthly payment:	$294.62

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	12.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,630	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	confidant967	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2nd Life Chance
Purpose of loan:
This loan will be used to repair the damage to my life that my divorce has caused. I will be using the funds to obtain new home furnishings as i have none in my new place

My financial situation:
I am a good candidate for this loan because i have extremely good payment history and im very prompt at making all of my payments for bills in which i have acquired.

Monthly net income: $ 4302
Monthly expenses: $2700
Housing: $1100
Insurance: $94
Car expenses: $300
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $300
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$302.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1998	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	5	Current / open credit lines:	6 / 6	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,073	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	immaculate-openness8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay bills and home repairs
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2005	Debt/Income ratio:	18%
Credit score:	700-719 (Oct-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,277	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	astute-trade5	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to go down to single payment
Purpose of loan:
consolidate School loan and CC debt
My financial situation:
I am a good candidate for this loan because...realiable, good credit, steady living and working environment no big variables in my life. I plan to use the left overs from consolidating my very manageable debt to go on a small vacation wth my boyfriend of 7 years to a little vacation spot not so far from where we live. I also just recieved a small raise and promotion
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$201.43

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1999	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,531	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	silver-fiesta0	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	31y 10m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,336	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	orderly-rupee	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hauling Concrete for Dollars
Purpose of loan: Upgrade 3 Trucks to satisfy client needs for winter operations (Desha County Arkansas)

This loan will be used to...Prepare our trucks to haul concrete and gravel for our client Desha County Arkansas during the winter operations to ensure uninterrupted service

My financial situation: Good
I am a good candidate for this loan because...My client is extremely reliable (Government Agency) and the need for our services is in high demand given the upkeep needed for roads in our state

Monthly net income: $18,500
Monthly expenses: $16,000

Expenses include costs for fuel, employees (3 drivers), commercial insurance, routine maintenance
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1989	Debt/Income ratio:	31%
Credit score:	720-739 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 5	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,268	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	coinenstein8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LLB
Purpose of loan:
This loan will be used to...Debt consolidation

My financial situation:
I am a good candidate for this loan because...I want to set my credit card debt up on a set payout to reduce debt.

Monthly net income: $
Monthly expenses: $
Housing: $800
Insurance: $
Car expenses: $548
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$342.42

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1999	Debt/Income ratio:	14%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	12	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,665	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	nucleus440	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Development
Purpose of loan:
This loan will be used to...to develop business.

My financial situation:
I am a good candidate for this loan because...I have researched what I will need to successfully develop my new business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$302.90

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1998	Debt/Income ratio:	18%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 8	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,386	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	Yes
Screen name:	glowing-greenback5	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping family member in crisis
Purpose of loan:
This loan will be used to... help my son who is over in another country and trying to ship his belongings home and to fly home

My financial situation: good
I am a good candidate for this loan because... I will be able to pay the loan off once my son returns and is able to get to his monies here in the states.

Monthly net income: $2850
Monthly expenses: $
Housing: $664
Insurance: $150
Car expenses: $330
Utilities: $150
Phone, cable, internet: $150
Food, entertainment: $300
Clothing, household expenses: $75
Credit cards and other loans: $
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$216.36

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1995	Debt/Income ratio:	6%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	7 / 7	Length of status:	0y 9m
Amount delinquent:	$1,301	Total credit lines:	27	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,251	Stated income:	$100,000+
Delinquencies in last 7y:	6	Bankcard utilization:	50%
		Homeownership:	No
Screen name:	commitment-comet2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan needed to purchase a vehicle
Purpose of loan:
This loan will be used to...Obtain a vehicle

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.50%
Term:	36 months

Lender yield:	21.05%	Borrower rate/APR:	22.05% / 25.49%	Monthly payment:	$573.24

Lender servicing fee:	1.00%	Effective Yield*:	20.56%
		Estimated return*:	12.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1982	Debt/Income ratio:	14%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	11y 6m
Amount delinquent:	$0	Total credit lines:	55	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$37,647	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	morgabe	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	27 ( 63% )	680-699 (Latest)
Principal borrowed:	$30,000.00	< 31 days late:	16 ( 37% )	700-719 (Feb-2011) 700-719 (Oct-2010) 700-719 (Aug-2010) 700-719 (Jul-2010)
Principal balance:	$3,315.25	31+ days late:	0 ( 0% )
Total payments billed:	43
Description
Consolidation and house work
This loan will be used to? we had to use more money on the outside of our home when the floods came in May. We want to finish consolidating and do some work inside the home as well.

My financial situation:
I am a good candidate for this loan because? I've paid off two Prosper loans without any problems and Prosper considers us in good standing. Our revolving credit is about $20,000 but the bureaus haven't caught up and are reporting too high!

Monthly net income: $ 21,000

Monthly expenses: $ Monthly net income: $20,000 (not including Reserve duty)

Monthly expenses: 11,917.00 (approx)
Housing: 4000 (PITI)
Insurance: 1150
Car expenses: 1500
Utilities: 400
Phone, cable, internet: 450
Food, entertainment: 1000
Clothing, household expenses 750
Credit cards and other loans: 2000.00
Medical Dues: 125Taxes: 542

No late payments since Chapter 7 discharge September, 2004.
Thank you for considering my new request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$80.57

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-2006	Debt/Income ratio:	16%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,900	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	forceful-wealth4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating my credit cards
Purpose of loan:
I will use this loan to pay off some high interest credit cards. I also want to lower my balances so I can improve my credit.

My financial situation:
I am a good candidate for this loan because I have a solid credit and have never missed a payment on any of my loans/credit cards. I've always had a steady job and am sure to make all payments. My only weakness is that my credit history only goes back about 5 years, and that I'm carrying some credit card balances. But that's why I want this loan - to pay them all off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$302.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2005	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,535	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	duty-plum7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Brook Brovaz
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 2500
Monthly expenses: $ 650
Housing: $0
Insurance: $ 0
Car expenses: $200
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $150
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	20.51%	Borrower rate/APR:	21.51% / 23.48%	Monthly payment:	$410.12

Lender servicing fee:	1.00%	Effective Yield*:	20.15%
		Estimated return*:	14.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2008	Debt/Income ratio:	6%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,622	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	tenacious-leverage3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sunset
Purpose of loan:
This loan will be used to buy furniture + appliances

My financial situation:
I am a good candidate for this loan because i pay my bills on time and have a more than good income at a Fortune 500 company

Monthly net income: $12500
Monthly expenses: $250
Housing: $1000
Insurance: $150
Car expenses: $500
Utilities: $100
Phone, cable, internet: $50
Food, entertainment: $250
Clothing, household expenses: $200
Credit cards and other loans: $600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.54%	Borrower rate/APR:	13.54% / 16.39%	Monthly payment:	$441.41

Lender servicing fee:	1.00%	Effective Yield*:	12.50%
		Estimated return*:	8.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1990	Debt/Income ratio:	15%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,776	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	bright-gain255	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to... Remodel my home and furnish it

My financial situation:
I am a good candidate for this loan because... I always pay back what is borrowed and have never in my life been late on any payments due, I also work hard to achieve an excellent credit report and raise it higher my, goal is to reach 900 as of right now my credit score is 794 so I am hoping to raise it higher
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1976	Debt/Income ratio:	24%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 18	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	66	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$172,051	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	72%
		Homeownership:	Yes
Screen name:	green-neighborly-gain	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan request - responsible borrower
Purpose of loan:
This loan will be used to... Reduce debt

My financial situation: temporary need funds
I am a good candidate for this loan because...

Monthly net income: $20000
Monthly expenses: $19000
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$259.63

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-2000	Debt/Income ratio:	40%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,674	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	wise-benjamins-cocktail	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gators
Purpose of loan: Debt Consolidation and Wedding
This loan will be used to pay some debt and save for my wedding

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	7.54%	Borrower rate/APR:	8.54% / 8.88%	Monthly payment:	$789.65

Lender servicing fee:	1.00%	Effective Yield*:	7.54%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Aug-1985	Debt/Income ratio:	11%
Credit score:	800-819 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,536	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	12%
		Homeownership:	No
Screen name:	lively-gold775	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
scooterbaker
Purpose of loan:
This loan will be used to.

I need this money for a few things the first is a nice vacation I have been planning for a few years I am going to travel abroad to Europe and stay in a few different cities for around three weeks. The rest of the money will be used to finish restoring my 1957 Chevy Bel-Air convertible. I will also use some of these funds to buy and start restoring another classic car. I have always bought and restored old classic cars and it is very satisfying and profitable hobby of mine.

My financial situation:
I am a good candidate for this loan because. I have always been financially stable. I have always had an A plus credit rating. This is not a debt consolidation loan I have no debt. This loan will just help me make more money at my hobby.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1994	Debt/Income ratio:	16%
Credit score:	800-819 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	a-productive-money	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bills
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3500
Monthly expenses: $2500
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $50
Credit cards and other loans: $0
Other expenses: $
0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$401.52

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1998	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,383	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	joyful-power	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2010) 640-659 (Aug-2009)
Principal balance:	$767.66	31+ days late:	0 ( 0% )
Total payments billed:	12
Description
My loan for home improvement
Purpose of loan: Furnace and roof replacement
This loan will be used to...replace furnace and roof on my home.

My financial situation: Fair
I am a good candidate for this loan because... I am a person of good character and pride myself on my ability to and determination to pay people back who I owe. I have a great history of making all my payments through Prosper. I have over $40,000 in retirement savings account that I ca borrow from and $300,000 in six units of rental properties that could be sold if needed.

Monthly net income: $12,000
Monthly expenses: $9,500
Housing: $1,500
Insurance: $150
Car expenses: $150
Utilities: $150
Phone, cable, internet: $150
Food, entertainment: $290
Clothing, household expenses: $150
Credit cards and other loans: $2,500
Other expenses: $2,500 for Rental property mortgage payments and related expenses. $1,600 in income taxes. $160 in retirement savings. $200 in charitable donations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 530236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$303.33

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1997	Debt/Income ratio:	76%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 19	Length of status:	13y 10m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,699	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	brianbuyshomes	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	44 ( 100% )	620-639 (Latest)
Principal borrowed:	$11,500.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2010) 640-659 (Nov-2010) 660-679 (Sep-2010) 640-659 (May-2010)
Principal balance:	$3,264.95	31+ days late:	0 ( 0% )
Total payments billed:	44
Description
pay realestate taxs
Purpose of loan:
This loan will be used to...pay taxs on rental properties

My financial situation:
I am a good candidate for this loan because...i always pay my bills on time i have had 2 prosper loans never late and pay 1 loan off before time

Monthly net income: $25,000
Monthly expenses: $500
Housing: $300
Insurance: $100
Car expenses: $
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $11200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	3	Current / open credit lines:	2 / 2	Length of status:	0y 10m
Amount delinquent:	$2,191	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$49	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	euro-baby792	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-2007	Debt/Income ratio:	8%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,697	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	No
Screen name:	the-dinero-burrito	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cardinals win
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$281.27

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1977	Debt/Income ratio:	5%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	magical-market1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Client for Loan
Purpose of loan: Business
This loan will be used to...Establish laser hair and wellness business

My financial situation: very stable
I am a good candidate for this loan because...I have great credit...I pay on time in all my financial endeavors...I have a definitive plan as to what I will do with the funds...My income is steady and will be for some time...I don't really have debt

Monthly net income: $ 5,211.00
Monthly expenses: $
Housing: $ 1400(rent)
Insurance: $ 218.00 (car)
Car expenses: $ 414.00
Utilities: $ 450.00
Phone, cable, internet: $ 100.00
Food, entertainment: $ 250.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 0
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538674
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$141.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1999	Debt/Income ratio:	30%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$50,627	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	Yes
Screen name:	forceful-vigilance0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lawyer funding
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000.00 not including wife
Monthly expenses: $
Housing: $980.00
Insurance: $95
Car expenses: $compnay car
Utilities: $75
Phone, cable, internet: $100
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$20,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.54%	Borrower rate/APR:	13.54% / 16.39%	Monthly payment:	$679.09

Lender servicing fee:	1.00%	Effective Yield*:	12.50%
		Estimated return*:	8.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-2002	Debt/Income ratio:	15%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,917	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	reward-nurse1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Smog Check / DMV Registration Ser
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$9,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	20.51%	Borrower rate/APR:	21.51% / 23.48%	Monthly payment:	$246.07

Lender servicing fee:	1.00%	Effective Yield*:	20.15%
		Estimated return*:	14.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1974	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,557	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	immaculate-peace1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debit Consolidation
Purpose of loan: Consolidate Debt/Get out of debt
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1600
Monthly expenses: $
Housing: $550
Insurance: $40
Car expenses: $100
Utilities: $50
Phone, cable, internet: $
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$201.43

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1989	Debt/Income ratio:	7%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	1 / 1	Length of status:	3y 10m
Amount delinquent:	$419	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$55,522	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	first-p2ploan-burst	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting to the Top
Purpose of loan:
This loan will be used to...pay off debts.

My financial situation:
I am a good candidate for this loan because...my ability to pay back is solid. I will do with the money what I promise to do and that is pay off bills.

Monthly net income: $ 3,300.00
Monthly expenses: $ 1,300
Housing: $477.00
Insurance: $ 200.00
Car expenses: $
Utilities: $ 200.00
Phone, cable, internet: $150.00
Food, entertainment: $300.00
Clothing, household expenses: $50.00
Credit cards and other loans: $0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$80.57

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1996	Debt/Income ratio:	17%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	15y 4m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$529	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	adventurous-commerce61	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
xmasmouse
Purpose of loan:
This loan will be used to...pay of one late payment and take my husband to see Boston Red Sox for his retirement.

My financial situation:
I am a good candidate for this loan because...I am on disability,(hearing impaired), my husband pays all expenses except light bill and cable.

Monthly net income: $900.000
Monthly expenses: $500.00
Housing: $
Insurance: $
Car expenses: $
Utilities: $268.00
Phone, cable, internet: $165.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
husband pays all of the above, except lights and cable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$324.99

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	5	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	12 / 11	Length of status:	5y 5m
Amount delinquent:	$4,054	Total credit lines:	36	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,364	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	Can-do42011	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	5 ( 83% )	700-719 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	1 ( 17% )	780-799 (Apr-2011)
Principal balance:	$6,692.99	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Marketing for growth
Purpose of loan:
This loan will be used to:
Increase business by purchasing leads for marketing campaign. Payment of quaterly taxes

My financial situation:
I am a good candidate for this loan because.
In the same industry for over 30 years. Owned this location for over 6 years. Business is stable and still growing

Monthly net income: $7000
Monthly expenses: $3000
Housing: $2200
Insurance: $150
Car expenses: $ 200
Utilities: $ 300
Phone, cable, internet: $ 66.00
Food, entertainment: $250.00
Clothing, household expenses: $300
Credit cards and other loans: $200
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1983	Debt/Income ratio:	13%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	5y 4m
Amount delinquent:	$0	Total credit lines:	54	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$252,828	Stated income:	$100,000+
Delinquencies in last 7y:	5	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	daydream255	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mcgoo
Purpose of loan:
This loan will be used to pay off some bills and also provide emergency funding for any unexpected expenses.

My financial situation:
I am a good candidate for this loan because, I have a strong record of earnings for the last 26 years. I have NEVER defaulted on a loan. I have an excelent job with continued increased earnings.

Monthly net income: $10,500
Monthly expenses: $ 8,500
Housing: $ 2,500
Insurance: $ 800
Car expenses: $ 500
Utilities: $ 450
Phone, cable, internet: $ 510
Food, entertainment: $ 1200
Clothing, household expenses: $ 400
Credit cards and other loans: $ 1,200
Other expenses: $ 1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$324.99

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1989	Debt/Income ratio:	Not calculated
Credit score:	600-619 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	14 / 13	Length of status:	3y 5m
Amount delinquent:	$529	Total credit lines:	24	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,739	Stated income:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	lovesColo	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 91% )	600-619 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	1 ( 9% )	720-739 (Nov-2010)
Principal balance:	$2,739.37	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Pay off credit cards / Debt consila
Purpose of loan:
This loan will be used to...Pay off outstanding credit card debt.

My financial situation:
I am a good candidate for this loan because...My husband & I both work and have been faithful with our payments on our existing loan here at Prosper.

Monthly net income: $3,500.00
Monthly expenses: $
Housing: $850.00
Insurance: Car & health for son: $75.00
Car expenses: Gas & maintance. Car is paid off. $160.00
Utilities: $150.00
Phone, cable, internet: $150.00
Food, entertainment: Groceries: $250.00
Clothing, household expenses: $100.00
Credit cards and other loans: $1,000.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$129.82

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2002	Debt/Income ratio:	22%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,896	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	studious-repayment1	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:

This loan will be used for our deposit on our wedding reception venue. (Danversport Yacht Club, Danvers MA)

My financial situation: Dual income household, both full-time employed with same employers for last 4 years.

I am a good candidate for this loan because... we need the initial amount to secure our venue but have a budget and savings plan to repay the loan amount and save for the remaining balance of the reception cost. Our recent relocation to MA from NC temporarily depleted what we had in savings. We are also receiving monetary assistance from family to pay for the wedding, but need a down payment for the reception venue rather quickly.

Monthly net income: $6000
Monthly expenses: $4125
Housing: $2300
Insurance: $150
Car expenses: $150
Utilities: $200
Phone, cable, internet: $75
Food, entertainment: $400
Clothing, household expenses: $150
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$16,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.54%	Borrower rate/APR:	13.54% / 16.39%	Monthly payment:	$543.27

Lender servicing fee:	1.00%	Effective Yield*:	12.50%
		Estimated return*:	8.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1997	Debt/Income ratio:	24%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,490	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	ethical-interest3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debts into one single monthly payment.

My financial situation:
I am a good candidate for this loan because I have a solid income and employment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,000	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	9.74%	Borrower rate/APR:	10.74% / 13.54%	Monthly payment:	$358.77

Lender servicing fee:	1.00%	Effective Yield*:	9.71%
		Estimated return*:	7.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-2002	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,405	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	durability-thriller8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	700-719 (Mar-2010)
Principal balance:	$1,520.14	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate three loans I have. My credit has improved so I want to get a lower interest rate. This loan allows me to do just that.

My financial situation:
I am a good candidate because my financial situation is improving. I just received a raise (I am a high school teacher). I have very low rent (500/month), too. As I said, I just need this loan to lump my last three major payments up, and I will be on my way to debt freedom!

Thank you for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$129.82

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1995	Debt/Income ratio:	21%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	103	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,127	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	currency-kin	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Good Candidate
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $200
Housing: $
Insurance: $100
Car expenses: $
Utilities: $150
Phone, cable, internet: $0
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$216.36

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1993	Debt/Income ratio:	26%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,195	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	kind-penny-turtle	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Spiritguy
Purpose of loan: consolidate
This loan will be used to...
Reducing Other finacial obligations such as the loans provided below
My financial situation:
I am a good candidate for this loan because...
I can and will be able to concentrate one Lower payment verses several at a higher rate.

Monthly net income: $2500-3200
Monthly expenses: $80 for 1 month of gas and car maint.
Housing: $525
Insurance: $
Car expenses: $250
Utilities: $200
Phone, cable, internet: $70
Food, entertainment: $150
Clothing, household expenses: $25
Credit cards and other loans: $500
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$220.84

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1998	Debt/Income ratio:	12%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	19y 6m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$20,281	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	snobes	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	38 ( 78% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	9 ( 18% )	620-639 (Sep-2010) 620-639 (May-2007) 620-639 (May-2007) 620-639 (Apr-2007)
Principal balance:	$1,071.75	31+ days late:	2 ( 4% )
Total payments billed:	49
Description
Consolidating Debt
Purpose of loan: Debt consolidation
This loan will be used to...Consolidate all of my loans into a monthly payment that I can easily afford. This will even give me money left over every month for saving and things like home improvement! But even more important, sweet peace of mind.
My financial situation: I have worked as an RN for the same hospital for almost 19 years. I own a home. I have steadily been rebuilding my credit.
I am a good candidate for this loan because...I have kept current on all my payments to all my creditors for the past 3 years, including my current Prosper loan, not 1 late payment.

Monthly net income: $3,500
Monthly expenses: $
Housing: $550.00
Insurance: $100.00
Car expenses: $175.00
Utilities: $150.00
Phone, cable, internet: $75.00
Food, entertainment: $200.00
Clothing, household expenses: $75.00
Credit cards and other loans: $1,000.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Apr-2001	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$55,691	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	powerful-social8	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Nurse in Need
Purpose of loan:
This loan will be used to...pay off some bills

My financial situation:
I am a good candidate for this loan because...I have good credit and steady income.

Monthly net income: $5000
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	9.74%	Borrower rate/APR:	10.74% / 13.54%	Monthly payment:	$228.31

Lender servicing fee:	1.00%	Effective Yield*:	9.71%
		Estimated return*:	7.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2002	Debt/Income ratio:	20%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,742	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	bestinterest2002	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 89% )	680-699 (Latest)
Principal borrowed:	$2,300.00	< 31 days late:	3 ( 11% )	680-699 (Oct-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Growing Family
Purpose of loan:
This loan will be used to purchase a larger automobile for my growing family.

My financial situation:
I am a good candidate for this loan because I am responsible with my money.
Information in the Description is not verified.